Conformed Copy

                          DEPOSITOR TRANSFER AGREEMENT

                           ---------------------------

                                      among

                       FIRST SIERRA RECEIVABLES IV, INC.,

                          FIRST SIERRA FINANCIAL, INC.,

                  FIRST SIERRA EQUIPMENT CONTRACT TRUST 1997-1

                                       and

              PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION,

                           ---------------------------

                          Dated as of September 1, 1997

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

ARTICLE ONE DEFINITIONS.......................................................2

   Section 1.01    Definitions................................................2

ARTICLE TWO TRANSFER OF CONTRACTS.............................................3

   Section 2.01    Agreement to Transfer......................................3
   Section 2.02    Transfer Price.............................................3
   Section 2.03    Transfer of Transferred Property...........................3
   Section 2.04    Delivery of Contract Files.................................4
   Section 2.05    Cost of Delivery of Documents..............................4

ARTICLE THREE REPRESENTATIONS AND WARRANTIES AND COVENANTS....................5

   Section 3.01    Representations and Warranties of the Transferor...........5
   Section 3.02    Covenants of the Transferor................................8
   Section 3.03    Representations and Warranties of PSSFC....................9
   Section 3.04    Representations and Warranties of First Sierra............10

ARTICLE FOUR MERGER OR CONSOLIDATION; COSTS; INDEMNIFICATION.................11

   Section 4.01    Merger or Consolidation...................................11
   Section 4.02    Costs.....................................................12
   Section 4.03    Indemnification...........................................12
   Section 4.04    Liabilities...............................................14

ARTICLE FIVE CONDITIONS OF CLOSING...........................................14

   Section 5.01    Conditions of PSSFC's Obligations.........................14
   Section 5.02    Conditions of the Transferor's Obligations................16
   Section 5.03    Termination of PSSFC's Obligations........................16

ARTICLE SIX MISCELLANEOUS....................................................17

   Section 6.01    Notices...................................................17
   Section 6.02    Severability of Provisions................................17
   Section 6.03    Further Assurances........................................18
   Section 6.04    Survival..................................................18
   Section 6.05    Effect of Headings and Table of Contents..................18
   Section 6.06    Successors and Assigns....................................18
   Section 6.07    Governing Law.............................................18
   Section 6.08    Confirmation of Intent....................................18
   Section 6.09    Execution in Counterparts.................................19
   Section 6.10    Miscellaneous.............................................19

          This DEPOSITOR TRANSFER AGREEMENT (this "Agreement"), dated as of September 1, 1997, among FIRST SIERRA FINANCIAL, INC., a Delaware corporation ("First Sierra"), FIRST SIERRA RECEIVABLES IV, INC., a Delaware corporation (the "Transferor"), FIRST SIERRA EQUIPMENT CONTRACT TRUST 1997-1, a Delaware business trust (the "Issuer" or the "Trust") and PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION, a Delaware corporation ("PSSFC").

                              W I T N E S S E T H:

          WHEREAS, pursuant to a Receivables Transfer Agreement (the "Receivables Transfer Agreement"), First Sierra and Bankers Trust Company, not in its individual capacity but solely as trustee under certain equipment trusts formed by First Sierra and certain third party investors, sold all of its right, title and interest in and to the Transferred Property (as defined below) to the Transferor either directly or indirectly through one or more investment trusts; and

          WHEREAS, First Sierra Equipment Contract Trust 1997-1, is a Delaware business trust formed pursuant to the Trust Agreement dated as of September 1, 1997 (the "Trust Agreement") among PSSFC, the Transferor and Delaware Trust Capital Management, Inc., as owner trustee (the "Owner Trustee"); and

          WHEREAS, the Transferor desires to transfer and assign all of its right, title and interest in and to the Transferred Property to the Trust upon the terms and conditions hereinafter set forth; and

          WHEREAS, the Issuer intends to pledge all of its right, title and interest in and to the Transferred Property to Bankers Trust Company, as Indenture Trustee for the benefit of the Noteholders, the Note Insurer and the Letter of Credit Bank, as their interests appear under the Indenture dated as of September 1, 1997 (the "Indenture") among the Issuer, the Servicer, the Originator and Bankers Trust Company, as indenture trustee (the "Indenture Trustee"); and

          WHEREAS,   it  is  contemplated  that  following  such  transfers  and assignments, First Sierra will service the Transferred Property (in such capacity, the "Servicer") pursuant to the Servicing Agreement dated as of September 1, 1997 (the "Servicing Agreement") among the Servicer, the Originator, the Back-up Servicer, the Issuer and the Indenture Trustee; and

          WHEREAS, the Transferor desires to transfer to the Issuer, all of the Transferor's right, title and interest in, to and under the Receivables Transfer Agreement; and

          WHEREAS, the Transferor agrees that all covenants and agreements made by it herein shall also be for the benefit of the Issuer, the Note Insurer, the Letter of Credit Bank and the Noteholders;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree as follows:

                                  ARTICLE ONE

                                  DEFINITIONS

          Section 1.01 Definitions. Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

          "Commission" means the Securities and Exchange Commission.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Offering Documents" means collectively the Prospectus, the Prospectus Supplement, the Private Placement Memorandum, together with other information and documents specifically approved by First Sierra or the Transferor for distribution to prospective holders of Class B Notes.

          "Private Placement Memorandum" means the Private Placement Memorandum dated August 28, 1997, relating to the offering of the Class B Notes, which Private Placement Memorandum incorporates the Prospectus and the Prospectus Supplement.

          "Prospectus" means the Prospectus dated December 2, 1994 relating to the offering by PSSFC from time to time of its Equipment Contract Backed Securities (Issuable in Series) in the form in which it was or will be filed with the Securities Exchange Commission pursuant to Rule 424(b) under the Securities Act with respect to the offer and sale of the Class A Notes.

          "Prospectus Supplement" means the Preliminary Prospectus Supplement dated August 22, 1997 and the Prospectus Supplement dated August 28, 1997, relating to the offering of the Class A Notes in the form in which it was or will be filed with the Commission pursuant to Rule 424(b) under the Securities Act with respect to the offer and sale of the Class A Notes.

          "Registration Statement" means that certain registration statement on Form S-3, as amended (Registration No. 33-84918) relating to the offering by PSSFC from time to time of its Equipment Contract Backed Securities (Issuable in Series) as heretofore declared effective by the Commission.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Termination Event" means the existence of any one or more of the following conditions:

          (a) A stop order suspending the effectiveness of the Registration Statement shall have been issued or a proceeding for that purpose shall have been initiated or threatened by the Commission; or

          (b) Subsequent to the execution and delivery of this Agreement, a downgrading, or public notification of a possible change, without indication of direction, shall have occurred in the rating afforded any of the debt securities or claims paying ability of any person providing any form of credit enhancement for any of the Notes, by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act; or

          (c) Subsequent to the execution and delivery of this Agreement, there shall have occurred an adverse change in the condition, financial or otherwise, earnings, affairs, regulatory situation or business prospects of First Sierra reasonably determined by PSSFC to be material; or

          (d) Subsequent to the date of this Agreement there shall have occurred any of the following: (a) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (b) trading of any certificates of First Sierra shall have been suspended on any exchange or in any over-the-counter market, (c) a general moratorium on commercial banking activities shall have been declared by either federal or New York State authorities, (d) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis which, in PSSFC's reasonable judgment, is material and adverse, and, in the case of any of the events specified in clauses (a) through (d), such event singly or together with any other such event makes it in PSSFC's reasonable judgment impractical to market the Class A Notes.

          "Transferred Property" means (a) the Conveyed Assets conveyed to the Transferor under the Receivables Transfer Agreement, (b) all of the Transferor's right, title and interest in and to, and rights under, the Receivables Transfer Agreement and (c) any and all income and proceeds of any of the foregoing.

          Capitalized terms used herein that are not otherwise defined shall have the respective meanings ascribed thereto in Annex A hereto.

                                  ARTICLE TWO

                             TRANSFER OF CONTRACTS

          Section 2.01 Agreement to Transfer. (a) Subject to the terms and conditions of this Agreement, the Transferor hereby agrees to transfer to the Issuer, and the Issuer hereby agrees to accept the transfer of, on the Closing Date, the Transferred Property.

          (b) The closing for the transfer of the Transferred Property shall take place at the offices of Dewey Ballantine, New York, New York, at 10:00 a.m., New York time, on the Closing Date or such other place and time as the parties shall agree.

          Section 2.02 Transfer Price. On the Closing Date, as full consideration for the Transferor's assignment and conveyance of the Transferred Property to the Issuer at the direction of PSSFC, the Issuer will deliver to the Transferor (i) cash equal to the $__________, payable by wire transfer of same day funds and (ii) the Trust Certificate to be issued pursuant to the Trust Agreement.

          Section 2.03 Transfer of Transferred Property . On the Closing Date, the Transferor shall transfer, assign, set over and convey to the Issuer, without recourse but subject to the terms of this Agreement, all right, title and interest in and to the Transferred Property. Upon payment of the transfer price for the Transferred Property as provided in Section 2.02 of this Agreement, the Transferor shall have, and shall be deemed to have, transferred, assigned, set over and conveyed such Transferred Property. The Transferor's accounting and other records shall accurately reflect the transfer of the Transferred Property to the Issuer. Upon the transfer of such Transferred Property, the ownership of each related Contract, and the contents of the related Contract File shall immediately vest in the Issuer and the ownership of all related records and documents with respect to each Contract prepared by or which come into the possession of the Transferor shall immediately vest in the Issuer. The contents of any Contract in the possession of the Transferor at any time after such transfer, and any Scheduled Payments due after the Cut-Off Date and received by the Transferor, shall be held in trust by the Transferor for the benefit of the Issuer as the owner thereof, and shall be promptly delivered by the Transferor to or upon the order of the Issuer.

          Section 2.04 Delivery of Contract Files. In connection with the assignment and transfer of the Transferred Property and Contract Files to the Issuer pursuant to this Agreement, the Transferor shall cause the Contract Files relating to the Contracts to be delivered to the Indenture Trustee to be held on behalf of the Noteholders, the Note Insurer and the Letter of Credit Bank, as their interests may appear.

          Section 2.05 Cost of Delivery of Documents. As between the Transferor and the Issuer, the costs relating to the delivery of the documents specified in this Article Two in connection with the Contracts shall be borne by the Transferor.

                                 ARTICLE THREE

                  REPRESENTATIONS AND WARRANTIES AND COVENANTS

     Section 3.01 Representations and Warranties of the Transferor.

          (a) The Transferor hereby represents and warrants to First Sierra, the Indenture Trustee, the Issuer, the Owner Trustee, the Note Insurer, the Letter of Credit Bank and PSSFC, as of the date of execution of this Agreement and as of the Closing Date, that:

          (i) The Transferor is duly organized, validly existing, and in good standing as a corporation under the laws of the State of Delaware and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each State the laws of which require licensing or qualification in order to conduct business of the type conducted by the Transferor and to perform its obligations as the Transferor hereunder; the Transferor has the full power and authority to own its property, to carry on its business as presently conducted to execute and deliver this Agreement and the other Transaction Documents to which it is a party and to perform in accordance herewith and therewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) and the other Transaction Documents to which it is a party by the Transferor and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action; this Agreement and each other Transaction Document to which it is a party evidences the valid, binding and enforceable obligation of the Transferor; and all requisite action has been taken by the Transferor to make this Agreement and each other Transaction Document to which it is a party valid, binding and enforceable upon the Transferor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other, similar laws relating to or affecting creditors' rights generally or by the application of general equitable principles in any proceeding, whether at law or in equity;

          (ii) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency, that are necessary in connection with the execution, delivery and performance by the Transferor of this Agreement and the other Transaction Documents to which it is a party have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and each other Transaction Document to which it is a party on the part of the Transferor and the performance by the Transferor of its obligations under this Agreement and each other Transaction Document to which it is a party;

          (iii) The consummation of the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party will not result in the breach of any terms or provisions of the charter or bylaws of the Transferor or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture, contract or loan or credit agreement or other material instrument to which the Transferor or its property, is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Transferor or its property is subject;

          (iv) There is no action, suit, proceeding or investigation pending or, to the best of the knowledge of the Transferor, threatened, before any court, administrative agency or tribunal against the Transferor which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Transferor or in any material prohibition or impairment of the right or ability of the Transferor to carry on its business substantially as now conducted, or in any material liability on the part of the Transferor or which would draw into question the validity or enforceability of this Agreement, any other Transaction Document to which it is a party, or the Contracts or of any action taken or to be taken in connection with the obligations of the Transferor contemplated herein, or which would be likely to impair materially the ability of the Transferor to perform under the terms of this Agreement or any other Transaction Document to which it is a party or that might prohibit its entering into this Agreement or any other Transaction Document to which it is a party or the consummation of any of the transactions contemplated hereby or thereby;

          (v) The Transferor is not in violation of or in default with respect to, and the execution and delivery of this Agreement or any other Transaction Document to which it is a party by the Transferor and its performance of and compliance with the terms hereof and thereof will not constitute a violation or default with respect to, any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which violation or default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Transferor or its properties or might have consequences that would materially and adversely affect its performance hereunder or under any other Transaction Document to which it is a party;

          (vi) This Agreement constitutes a valid transfer and assignment of the Transferred Property to the Trust. Upon the transfer of the Transferred Property to the Trust at the direction of PSSFC, the Trust will have good title to each related Contract and such other items comprising the corpus of the Trust free and clear of any Lien;

          (vii) In the event that the transfer of the Transferred Property by the Transferor to the Trust at the direction of PSSFC is deemed to be a grant to the Trust of a security interest in the Transferred Property rather than a transfer, the Trust will have a valid first priority perfected security interest in all of the Transferor's right, title and interest in and to the Transferred Property, except for the Equipment not owned by the Transferor and a valid assignment of its security interest in the Equipment not owned by the Transferor;

          (viii) The transfer, assignment and conveyance of the Contracts by the Transferor pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction; and

          (ix) The consideration received by the Transferor as set forth herein is fair consideration having value reasonably equivalent to or in excess of the value of the Conveyed Assets and the performance of the Transferor's obligations hereunder.

          (b) The Transferor additionally represents and covenants that:

          (i) The Transferor shall be operated in such a manner that it would not be substantively consolidated in the trust estate of any other Person in the event of a bankruptcy or insolvency of such Person and in such regard, the Transferor shall:

          (A) not become involved in the day-to-day management of any other Person;
          (B) not permit First Sierra to become involved in the day-to-day management of the Transferor except to the extent provided in the Transaction Documents;
          (C) not engage in transactions with any other Person other than those activities described in Article II hereof and matters necessarily incident thereto;
          (D) maintain separate corporate records and books of account in a separate business office from any other Person;
          (E) prepare financial statements and books and records of First Sierra after the Closing Date which will reflect the separate existence of the Transferor;
          (F) maintain its assets separately from the assets of any other Person (including through the maintenance of a separate bank account);
          (G) maintain separate financial statements, books and records from any other Person;
          (H) not guarantee any other Person's obligations or advance funds to, or accept funds from, any other Person for the payment of expenses or otherwise permit First Sierra to guarantee any of the Transferor's obligations;
          (I) conduct all business correspondence of the Transferor and other communications in the Transferor's own name;
          (J) not act as an agent of any other Person in any capacity except pursuant to contractual documents indicating such capacity and only in respect of transactions described in Article II hereof and matters necessarily incident thereto;
          (K) not fail to hold appropriate meetings of the Board of Directors at least three times per annum and otherwise as necessary to authorize all corporate action;
          (L) not fail to hold meetings of the stockholders at least one time per annum;
          (M)  not form, or cause to be formed, any subsidiaries;
          (N) not act as an agent of First Sierra nor permit First Sierra to act as its agent except to the limited extent permitted under the Transaction Documents;
          (O)  maintain two independent directors at all times;
          (P)  maintain a separate office from First Sierra; and

          (Q) not engage in intercorporate transactions except to the extent permitted under the Transaction Documents or its Certificate of Incorporation; and

          (ii) The Transferor's Certificate of Incorporation limits the Transferor's activities to (A) the purchasing and lending against interests in pools of trade, account, consumer and receivables, loans and other obligations representing part or all of the sales price of merchandise, insurance or services or the obligations due under Contracts, (B) issuing securities secured by such obligations, (C) holding Trust Certificates and
     (D) any activities incidental to the foregoing.

          Section 3.02 Covenants of the Transferor. The Transferor covenants to First Sierra, the Indenture Trustee, the Note Insurer, the Letter of Credit Bank, the Issuer, the Owner Trustee and PSSFC as follows:

          (a) The Transferor shall cooperate with PSSFC, the Issuer and the firm of independent certified public accountants retained with respect to the issuance of the Notes in making available all information and taking all steps reasonably necessary to permit the accountants' letters required hereunder to be delivered within the times set for delivery herein.

          (b) The Transferor agrees to satisfy or cause to be satisfied on or prior to the Closing Date all of the conditions to PSSFC's obligations set forth in Section 5.01 hereof that are within the Transferor's (or its agents') control.

          (c) The Transferor hereby agrees to do all acts, transactions, and things and to execute and deliver all agreements, documents, instruments, and papers by and on behalf of the Transferor as the Issuer or its respective counsel may reasonably request in order to consummate the transfer of the Transferred Property to the Issuer and the subsequent pledge thereof to the Indenture Trustee for the benefit of the Noteholders, the Note Insurer and the Letter of Credit Bank, as their interests may appear, and the rating, issuance and sale of the Notes.

          (d) The Transferor hereby agrees to arrange separately for the payment by a Person other than PSSFC to (i) the Indenture Trustee, (ii) the Owner Trustee, (iii) the Note Insurer and (iv) the Letter of Credit Bank of all of their fees and expenses in connection with the transactions contemplated by the Offering Documents. For the avoidance of doubt, the parties hereto acknowledge that it is the intention of the parties that PSSFC shall not pay any of the Indenture Trustee's, the Owner Trustee's, the Note Insurer's or the Letter of Credit Bank's fees and expenses in connection with the transactions contemplated by the Offering Documents.

          (e) The Transferor shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the respective right, title and interest of the Trust in the Conveyed Assets. The Transferor shall deliver (or cause to be delivered) to the Owner Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

          Section 3.03 Representations and Warranties of PSSFC. PSSFC hereby represents and warrants to First Sierra, the Issuer, the Letter of Credit Bank, the Note Insurer, the Owner Trustee and the Transferor as of the date of execution of this Agreement and as of the Closing Date, that:

          (a) PSSFC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

          (b) PSSFC has the corporate power and authority to execute, deliver and perform, and to enter into and consummate all the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party;

          (c) Each of this Agreement and the other Transaction Documents to which it is a party has been duly and validly authorized, executed and delivered by PSSFC, and constitutes the legal, valid and binding agreement of PSSFC, enforceable against PSSFC in accordance with its respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (d) No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by PSSFC with this Agreement or any other Transaction Document to which it is a party or the consummation by PSSFC of any of the transactions contemplated hereby or thereby, except such as have been made on or prior to the Closing Date;

          (e)  PSSFC  has  filed or will  file  the  Prospectus  and  Prospectus
     Supplement with the Commission in accordance with Rule 424(b) under the Securities Act;

          (f) None of the execution and delivery of this Agreement or any other Transaction Document to which it is a party, the consummation of the other transactions contemplated hereby or thereby, or the fulfillment of or compliance with the terms and conditions of this Agreement or any other Transaction Document to which it is a party, (i) conflicts or will conflict with the charter or bylaws of PSSFC or conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under, any term, condition or provision of any material indenture, deed of trust, contract or other agreement or other instrument to which PSSFC is a party or by which it is bound and which is material to PSSFC, or (ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree of any court or governmental authority having jurisdiction over PSSFC; and

          (g) There is no action, suit, proceeding or investigation pending or, to the best of the knowledge of PSSFC, threatened, before any court, administrative agency or tribunal against PSSFC which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of PSSFC or in any material prohibition or impairment of the right or ability of the PSSFC to carry on its business substantially as now conducted, or in any material liability on the part of PSSFC or which would draw into question the validity or enforceability of this Agreement, any other Transaction Document to which it is a party, or the Contracts or of any action taken or to be taken in connection with the obligations of PSSFC contemplated herein, or which would be likely to impair materially the ability of PSSFC to perform under the terms of this Agreement or any other Transaction Document to which it is a party or that might prohibit its entering into this Agreement or any other Transaction Document to which it is a party or the consummation of any of the transactions contemplated hereby or thereby.


          Section 3.04 Representations and Warranties of First Sierra. First Sierra hereby represents and warrants to the Transferor, the Issuer, the Note Insurer, the Letter of Credit Bank, the Owner Trustee and PSSFC as of the date of execution of this Agreement and as of the Closing Date, that:

          (a) First Sierra is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

          (b) First Sierra has the corporate power and authority to execute, deliver and perform, and to enter into and consummate all the transactions contemplated by this Agreement;

          (c) This Agreement has been duly and validly authorized, executed and delivered by First Sierra, and constitutes the legal, valid and binding agreement of First Sierra, enforceable against First Sierra in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (d) No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by First Sierra with this Agreement or the consummation by First Sierra of any of the transactions contemplated hereby or thereby, except such as have been made on or prior to the Closing Date;

          (e) None of the execution and delivery of this Agreement, the consummation of the other transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement, (i) conflicts or will conflict with the charter or bylaws of First Sierra or conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under, any term, condition or provision of any indenture, deed of trust, contract or other agreement or other instrument to which First Sierra is a party or by which it is bound and which is material to First Sierra, or (ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree of any court or governmental authority having jurisdiction over First Sierra;

          (f) Neither this Agreement nor the information contained in any Offering Document, other than in the Prospectus Supplement under the caption "Method of

     Distribution", nor any statement, report or other document prepared by the Transferor or First Sierra and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement or alleged untrue statement of any material fact or omits to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading; and

          (g) First Sierra additionally represents and covenants that it shall operate in such a manner that the Transferor would not be substantially consolidated in the bankruptcy estate of First Sierra, such that the separate existence of the Transferor would be disregarded in the event of a bankruptcy of insolvency of First Sierra.

                                  ARTICLE FOUR

                MERGER OR CONSOLIDATION; COSTS; INDEMNIFICATION

          Section 4.01 Merger or Consolidation. The Transferor will keep in full effect its existence, rights and franchises as a corporation and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction which permits such qualification and in which it is necessary to protect the validity and enforceability of this Agreement, any other Transaction Document to which it is a party or any of the Contracts and to perform its duties under this Agreement and each other Transaction Document to which it is a party.

          Any partnership or corporation (i) into which the Transferor may be merged or consolidated, (ii) resulting from any merger, conversion, or consolidation to which the Transferor shall be party, or (iii) succeeding to the Transferor's business substantially as a whole, shall execute an agreement of assumption to perform all of the Transferor's obligations under this Agreement, and upon such execution will be the Transferor's successor under this Agreement, without the execution or filing of any document or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; provided, however, that (a) immediately after giving effect to such transaction, no representation or warranty made pursuant to
Section 3.01 shall have been breached, (b) the Transferor shall have delivered to PSSFC, the Issuer, the Rating Agencies, the Note Insurer, the Letter of
Credit Bank, the Owner Trustee and the Indenture Trustee an Officer's Certificate and an opinion of counsel, satisfactory to each of them, each stating that such consolidation, merger, or succession and such agreement of assumption comply with this Section 4.01 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (c) the Transferor shall have delivered to PSSFC, the Issuer, the Owner Trustee, the Note Insurer, the Letter of Credit Bank, the Rating Agencies and the Indenture Trustee an opinion of counsel, satisfactory to each of them, either (1) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Trust, in the Contracts and reciting the details of such filings, or (2) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest, (d) such partnership or corporation shall have organizational documents with similar restrictions as those of the Transferor, and (e) the Note Insurer (or, following the Class A Termination Date, the Letter of Credit Bank) has given its prior written consent.

          Section 4.02 Costs. In connection with the transactions contemplated under this Agreement, the Transaction Documents and the Offering Documents, the Transferor shall promptly pay or cause to be paid (or shall promptly reimburse PSSFC to the extent that PSSFC shall have paid or otherwise incurred): (i) the fees and disbursements of counsel to First Sierra and the Transferor's counsel;
(ii) the fees and disbursements of PSSFC's counsel; (iii) the fees and disbursements of Arthur Andersen; (iv) the fees of each of the Rating Agencies;
(v) the fees of the Indenture Trustee and the reasonable fees and disbursements of the Indenture Trustee's counsel; (vi) the fees of the Owner Trustee and the reasonable fees and disbursements of the Owner Trustee's counsel; (vii) the fees of the Note Insurer and the reasonable fees and disbursements of the Note Insurer's counsel; (viii) the fees of the Letter of Credit Bank and the reasonable fees and disbursements of the Letter of Credit Bank's counsel; (ix) expenses incurred in connection with printing the Prospectus relating to the Class A Notes, the Prospectus Supplement, the Private Placement Memorandum, any amendment or supplement thereto, any preliminary prospectus and the Notes; (x) fees and expenses relating to the filing of documents with the Commission (including, without limitation, periodic reports under the Exchange Act) and
(xi) the shelf registration amortization fee paid in connection with the issuance of the Class A Notes.

          Section 4.03 Indemnification. (a) (i) First Sierra agrees to indemnify and hold harmless PSSFC, each of its directors, each of its officers who have signed the Registration Statement, each Underwriter and each of its directors and each person or entity who controls PSSFC or either Underwriter or any such person, within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities, joint and several, to which PSSFC, either Underwriter or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse PSSFC, each Underwriter and each such controlling person for any legal or other expenses incurred by PSSFC, each Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Offering Document or any amendment or supplement to any Offering Document approved in writing by the Transferor or First Sierra or the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in any Offering Document or any amendment or supplement to any Offering Document approved in writing by the Transferor or First Sierra, in light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to the information contained in any Offering Document other than the information excluded in Section 3.04(f). This indemnity agreement will be in addition to any liability which First Sierra may otherwise have.

          (ii) First Sierra agrees to indemnify and to hold each of PSSFC, the Indenture Trustee, the Owner Trustee, the Issuer, the Note Insurer, the Letter of Credit Bank and each Noteholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that PSSFC, the Indenture Trustee, the Owner Trustee, the Issuer, the Note Insurer, the Letter of Credit Bank and any Noteholder may sustain in any way related to
     (i) the failure of the Transferor or First Sierra to perform its duties in compliance with the terms of this Agreement or any other Transaction Document to which it is a party or (ii) the breach by either the Transferor or First Sierra of any of the representations or warranties made by it in this Agreement or any other Transaction Document to which it is a party. First Sierra shall immediately notify PSSFC, the Transferor, the Indenture Trustee, the Owner Trustee, the Issuer, the Note Insurer, the Letter of Credit Bank and each Noteholder if a claim is made by a third party with respect to this Agreement, and subject to clause (c) below, First Sierra shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against PSSFC, the Servicer, the Indenture Trustee, the Owner Trustee, the Issuer, the Note Insurer, the Letter of Credit Bank and/or Noteholder in respect of such claim.

          (b) PSSFC agrees to indemnify and hold harmless the Transferor, each of its directors and each person or entity who controls the Transferor or any such person, within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities, joint and several, to which the Transferor or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Transferor and any such director or controlling person for any legal or other expenses incurred by the Transferor or any such director or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or in the Prospectus, any amendment or supplement to the Registration Statement or the Prospectus or the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Such indemnity of PSSFC does not relate to any information contained in the Private Placement Memorandum or the Prospectus Supplement other than the information included in the Prospectus Supplement under the caption "Method of Distribution". This indemnity agreement will be in addition to any liability which PSSFC may otherwise have.

          (c) Promptly after receipt by an indemnified  party under this Section
4.03 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 4.03, notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent such indemnifying party has been prejudiced thereby. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 4.03 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. The indemnifying party shall not be liable for the expenses of more than one separate counsel.

          (d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in the preceding parts of this Section 4.03 is for any reason held to be unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or subsection (b) of this Section 4.03 in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof); provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by the Transferor and First Sierra, on the one hand, and PSSFC on the other, First Sierra's, the Transferor's and PSSFC's relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate in the circumstances. First Sierra, the Transferor and PSSFC agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation. For purposes of this Section 4.03, each director of PSSFC, each officer of PSSFC who signed the Registration Statement, and each person, if any who controls PSSFC within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as PSSFC, and each director of the Transferor, and each person, if any who controls the Transferor within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as the Transferor.

          Section 4.04 Liabilities. By entering into this Agreement, the Transferor agrees to be liable, directly to each of PSSFC, the Issuer, the Indenture Trustee, the Owner Trustee, the Note Insurer, the Letter of Credit Bank and each Noteholder, for the entire amount of any losses, claims, damages or liabilities (other than those incurred by a Noteholder in the capacity of an investor in the Notes or those which arise from any action by any Noteholder) of the Trust (to the extent Trust assets remaining after the Noteholders have been paid in full are insufficient to pay such losses, claims, damages or liabilities) and the actions of the Servicer taken pursuant to the Servicing Agreement as though the Trust were a partnership under the New York Revised Limited Partnership Act in which the Transferor was a general partner.

                                  ARTICLE FIVE

                             CONDITIONS OF CLOSING

          Section 5.01 Conditions of PSSFC's Obligations. The obligations of PSSFC to enter into this Agreement will be subject to the satisfaction, on the Closing Date of the following conditions. Unless otherwise specified, upon payment of the transfer price for the Transferred Property such conditions shall be deemed satisfied or waived.

          (a) The obligations of the Transferor required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects and all of the representations and warranties of the Transferor under this Agreement shall be true and correct as of the Closing Date in all material respects and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement, and PSSFC shall have received a certificate to the effect of the foregoing signed by an authorized officer of the Transferor.

          (b) PSSFC shall have received a letter dated the date of this Agreement, in form and substance acceptable to PSSFC and its counsel, prepared by Arthur Andersen & Co., independent certified public accountants, regarding the numerical information contained in the Prospectus Supplement.

          (c) The Contracts will be acceptable to PSSFC, in its sole discretion.

          (d) PSSFC shall have received the following additional closing documents, in form and substance satisfactory to PSSFC and its counsel:

          (i) the List of Contracts;

          (ii) the Transaction Documents and all documents required thereunder, duly executed and delivered by each of the parties thereto other than PSSFC;

          (iii) a copy of each of First Sierra's and the Transferor's respective charters and bylaws and all amendments, revisions, and supplements thereto;

          (iv) such opinions of the counsel for First Sierra and the Transferor in form and substance acceptable to PSSFC (it being agreed that the opinion shall expressly provide that the Indenture Trustee, the Note Insurer and the Letter of Credit Bank shall be entitled to rely on the opinion);

          (v) a letter from Moody's Investors Service that it has assigned a rating of (i) "P-1" to the Class A-1 Notes and (ii) "Aaa" to the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes;

          (vi) a letter from Standard & Poor's Rating Services that it has assigned a rating of (i) "A-1+" to the Class A-1 Notes and (ii) "AAA" to the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes;

          (vii) a letter from Duff & Phelps Credit Rating Co. that it has assigned a rating of "BBB" to the Class B-1 Notes, a rating of "AA" to the Class B-2 Notes and a rating of "B" to the Class B-3 Notes;

          (viii) an opinion of counsel for the Indenture Trustee in form and substance acceptable to PSSFC, (it being agreed that the opinion shall expressly provide that the Indenture Trustee, Note Insurer and the Letter of Credit Bank shall be entitled to rely on the opinion);

          (ix) an opinion of counsel for the Servicer, in form and substance acceptable to PSSFC, (it being agreed that the opinion shall expressly provide that the Indenture

     Trustee, the Note Insurer and the Letter of Credit Bank shall be entitled to rely on the opinion); and

          (x) an opinion of counsel for the Owner Trustee in form and substance acceptable to PSSFC, (it being agreed that the opinion shall expressly provide that the Indenture Trustee, the Note Insurer and the Letter of Credit Bank shall be entitled to rely on the opinion).

          (e) All proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be satisfactory in form and substance to PSSFC and its counsel.

          (f) The Transferor shall have furnished PSSFC with such other certificates of its officers or others and such other documents or opinions as PSSFC or its counsel may reasonably request.

          Section  5.02  Conditions  of  the   Transferor's   Obligations.   The
obligations of the Transferor under this Agreement shall be subject to the satisfaction, on the Closing Date, of the following conditions:

          (a) Each of the obligations of PSSFC required to be performed by it at or prior to the Closing Date, pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of PSSFC contained in this Agreement shall be true and correct as of the Closing Date and the Transferor shall have received a certificate to that effect signed by an authorized officer of PSSFC.

          (b) The Transferor shall have received the following additional documents:

               (i) the Transaction Documents, in each case executed by PSSFC as applicable;

               (ii) a letter from Moody's Investors Service that it has assigned a rating of (i) "P-1" to the Class A-1 Notes and (ii) "Aaa" to the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes;

               (iii) a letter from Standard & Poor's Rating Services that it has assigned a rating of (i) "A-1+" to the Class A-1 Notes and (ii) "AAA" to the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes;

               (iv) a letter from Duff & Phelps Credit Rating Co. that it has assigned a rating of "BBB" to the Class B-1 Notes, a rating of "AA" to the Class B-2 Notes and a rating of "B" to the Class B-3 Notes;

          (c) PSSFC shall have furnished the Transferor with such other certificates of its officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as the Transferor may reasonably request.

          Section 5.03 Termination of PSSFC's  Obligations.  PSSFC may terminate its
obligations hereunder by notice to the Transferor at any time before delivery of and payment of the transfer price for the Transferred Property if: (i) any of the conditions set forth in Section 5.01 are not satisfied when and as provided therein; (ii) there shall have been the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to First Sierra or the Transferor; (iii) there shall have been the consent by First Sierra or the Transferor to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to First Sierra or the Transferor or of or relating to substantially all of the property of First Sierra or the Transferor; (iv) any purchase and assumption agreement with respect to First Sierra or the Transferor or the assets and properties of First Sierra or the Transferor shall have been entered into; or
(v) a Termination Event shall have occurred. The termination of PSSFC's obligations hereunder shall not terminate PSSFC's rights hereunder or its right to exercise any remedy available to it at law or in equity.

                                  ARTICLE SIX

                                 MISCELLANEOUS

          Section 6.01 Notices . All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed by registered mail, postage prepaid, or transmitted by telex or telegraph and confirmed by a similar mailed writing, (i) if to PSSFC, addressed to PSSFC at Prudential Securities Secured Financing Corporation, One New York Plaza, New York, New York 10292, Attention: General Counsel, or to such other address as PSSFC may designate in writing to First Sierra and the Transferor, (ii) if to the Transferor, addressed to First Sierra Receivables IV, Inc. at Texas Commerce Tower, 70th Floor, 600 Travis Street, Houston, Texas, Attention: Ms. Sandy B. Ho, or to such other address as the Transferor may designate in writing to First Sierra and PSSFC, (iii) if to the Issuer, addressed to Delaware Trust Capital Management Inc., 900 Market Street, Wilmington, Delaware 19801, (v) if to First Sierra, addressed to First Sierra Financial, Inc., Texas Commerce Tower, 70th Floor, 600 Travis Street, Houston, Texas 77002, Attention: Ms. Sandy B. Ho, or to such other address as First Sierra may designate in writing to PSSFC and the Transferor and (vi) if to the
Note Insurer, the Letter of Credit Bank or the Indenture Trustee at their respective addresses set forth in Section 11.06 of the Indenture.

          Section 6.02 Severability of Provisions . Any part, provision, representation, warranty or covenant of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Contract shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

          Section 6.03 Further Assurances. The Transferor agrees to execute and deliver such instruments and take such actions as PSSFC may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and any other Transaction Document.

          Section 6.04 Survival. The parties to this Agreement agree that the representations, warranties and agreements made by each of them herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party hereto, notwithstanding any investigation heretofore or hereafter made by such other party or on such other party's behalf, and that the representations, warranties and agreements made by the parties hereto in this Agreement or in any such certificate or other instrument shall survive the delivery of and payment for the Transferred Property.

          Section 6.05 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          Section 6.06 Successors and Assign. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Except as expressly permitted by the terms hereof, this Agreement may not be assigned, pledged or hypothecated by any party hereto to a third party without the written consent of the other parties to this Agreement and the Note Insurer (or, following the Class A Termination Date, the Letter of Credit Bank); provided, however, that PSSFC may assign its rights hereunder without the consent of the Transferor.

          Section 6.07 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York (without regard to conflicts of laws principles), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          Section 6.08 Confirmation of Intent. It is the intention of the Transferor, PSSFC and the Issuer that the assignment and transfer hereunder and under any Receivables Transfer Agreement transfers good title to the Transferred Property to the Issuer and constitute a sale for financial accounting purposes, free and clear of all Liens, from the Transferor to the Issuer, and that the Transferred Property not be part of the Transferor's estate in the event of the insolvency or bankruptcy of the Transferor. In the event that the Transferred Property is held to be property of the Transferor's estate, or if for any reason this Agreement or any Receivables Transfer Agreement is held or deemed to create a security interest in the Transferred Property rather than a sale thereof, then
(x) this Agreement and the Receivables Transfer Agreement shall also be deemed to be a security agreement within the meaning of Article 8 and Article 9 of the Uniform Commercial Code as in effect in the States of New York, Texas and Florida and (y) the transfer provided for in this Agreement and under any Receivables Transfer Agreement shall be deemed to be a grant by the Transferor to PSSFC and the Issuer of (A) a valid first priority perfected security interest in all of the Transferor's right, title and interest in and to the Transferred Property, except for the Equipment not owned by the Transferor, and
(B) a valid assignment of its security interest in the Equipment not owned by the Transferor. The Transferor hereby grants such a security interest.

          Section 6.09 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          Section 6.10 Miscellaneous. (a) (i) This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof and
(ii) this Agreement may be amended from time to time by First Sierra, the Transferor, the Issuer and PSSFC with the consent of the Note Insurer but without the consent of any of the Noteholders, to cure any ambiguity herein; provided, however, that such action shall not, as evidenced by an opinion of counsel acceptable to the Indenture Trustee and at the expense of the Transferor, adversely affect in any respect the interests of any Noteholder or the Letter of Credit Bank. A copy of any such opinion shall be delivered to the Rating Agency by PSSFC.

          (b) This Agreement may also be amended from time to time by First Sierra, the Transferor, the Issuer and PSSFC with the consent of the Note Insurer and the Majority Holders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders; provided, that if any such amendment would have a material and adverse affect on the Letter of Credit Bank, such amendment shall require the prior written consent of the Letter of Credit Bank.

          (c) A copy of any amendment to this Agreement shall be delivered to the Rating Agencies by PSSFC.

          (d) The  parties  agree that each of the Letter of Credit Bank and the
Note Insurer is an intended beneficiary of this Agreement and the Indenture Trustee is an intended third-party beneficiary of this Agreement to the extent necessary to enforce the rights and to obtain the benefit of the remedies of PSSFC and the Issuer under this Agreement which are assigned to the Indenture Trustee for the benefit of the Noteholders, the Note Insurer and the Letter of Credit Bank, as their interests may appear, pursuant to the Indenture and to the extent necessary to obtain the benefit of the enforcement of the obligations and covenants of the Transferor under this Agreement.

                           [Signatures Page Follows]

          IN WITNESS WHEREOF, the parties hereto have caused their names to be signed by their respective officers thereunto duly authorized as of the date first above written.

                                     FIRST SIERRA RECEIVABLES IV, INC.

                                     By:________________________________________
                                            Name:
                                            Title:

                                     FIRST SIERRA FINANCIAL, INC.

                                     By:________________________________________
                                            Name:
                                            Title:

                                     FIRST SIERRA EQUIPMENT CONTRACT
                                     TRUST 1997-1

                                     By: DELAWARE TRUST CAPITAL
                                         MANAGEMENT, INC., not in its individual
                                         capacity, but solely as Owner Trustee

                                     By:________________________________________
                                            Name:
                                            Title:

                                     PRUDENTIAL SECURITIES SECURED
                                     FINANCING CORPORATION

                                     By:________________________________________
                                            Name:
                                            Title:

               [Signature Page for Depositor Transfer Agreement]